HARTFORD LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Brion S. Johnson

as director of Hartford Life Insurance Company, does hereby authorize Lisa Proch and James Bronsdon, individually, to sign as his agent on this registration statement and any and all initial filings filed on February 27, 2015 under the Securities Act of 1933 filed on Form S-3 with respect to Hartford Life Insurance Company and does hereby ratify such signature heretofore made by such person.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Brion S. Johnson	Dated as of February 27, 2015
Brion S. Johnson

HARTFORD LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Mark J. Niland

as director of Hartford Life Insurance Company, does hereby authorize Lisa Proch and James Bronsdon, individually, to sign as his agent on this registration statement and any and all initial filings filed on February 27, 2015 under the Securities Act of 1933 filed on Form S-3 with respect to Hartford Life Insurance Company and does hereby ratify such signature heretofore made by such person.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Mark A. Niland	Dated as of February 27, 2015
Mark J. Niland

HARTFORD LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Robert W. Paiano

as director of Hartford Life Insurance Company, does hereby authorize Lisa Proch and James Bronsdon, individually, to sign as his agent on this registration statement and any and all initial filings filed on February 27, 2015 under the Securities Act of 1933 filed on Form S-3 with respect to Hartford Life Insurance Company and does hereby ratify such signature heretofore made by such person.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Robert W. Paiano	Dated as of February 27, 2015
Robert W. Paiano

HARTFORD LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Peter F. Sannizzaro

as director of Hartford Life Insurance Company, does hereby authorize Lisa Proch and James Bronsdon, individually, to sign as his agent on this registration statement and any and all initial filings filed on February 27, 2015 under the Securities Act of 1933 filed on Form S-3 with respect to Hartford Life Insurance Company and does hereby ratify such signature heretofore made by such person.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Peter F. Sannizzaro	Dated as of February 27, 2015
Peter F. Sannizzaro